SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  June 20, 1996
                                                  ---------------


                               fonix corporation
- - ------------------------------------------------------------------------------
               (Exact Name of registrant as specified in its charter)


       Delaware                   0-23862                   22-2994719
- - ------------------------------------------------------------------------------
  (State or other                (Commission              (IRS Employer
    jurisdiction                 File Number)           Identification No.)
  of incorporation)



    60 East South Temple Street, Suite 1225, Salt Lake City, Utah  84111
- - ------------------------------------------------------------------------------
     (Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code:  (801) 328-0161
                                                    -------------------


- - ------------------------------------------------------------------------------
        (Former name or former address if changed since last report)

ITEM 5.   OTHER EVENTS

       fonix corporation, a Delaware corporation, hereby files the accompanying interim financial information.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

       (a) Financial Statements. The following unaudited financial information is filed with and made part of this Current Report on Form 8-K:

             Condensed Consolidated Balance Sheet

             Condensed Consolidated Statements of Operations

             Condensed Consolidated Statements of Cash Flows

             Notes to Consolidated Financial Statements

       (b)   Exhibits.

             Exhibit 27--Financial Data Schedule

                                   SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    fonix corporation




                                    By:  /s/   THOMAS A. MURDOCK
                                        --------------------------------
                                        Thomas A. Murdock, President


                                    Dated:  June 21, 1996
                                          ------------------
                              fonix corporation
                        [A Development Stage Company]

                     CONDENSED CONSOLIDATED BALANCE SHEET
                                 [Unaudited]

                                    ASSETS
                                                                    May, 31
                                                                      1996
                                                                ---------------
Current assets:
Cash and cash equivalents:                                       $  22,511,505
     Notes Receivable                                                1,946,894
     Interest receivable                                                46,810
                                                                ---------------
          Total Current Assets                                      24,505,209

Property & Equipment, net of accumulated
     depreciation of $10,196                                           184,615

Intangible assets, net of accumulated
     amortization of $1,749                                             31,902
                                                                ---------------
                                                                 $  24,721,726
                                                                ===============

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Notes payable                                              $   13,867,625
     Accounts payable                                                  539,899
     Accrued expenses                                                  145,932
     Convertible debenture                                             500,000
                                                               ----------------
          Total Current Liabilities                                 15,053,456
                                                               ----------------

Stockholders' equity:
     Preferred stock                                                       -
     Common stock                                                        3,730
     Additional paid-in capital                                     21,022,991
     Accumulated deficit                                           (11,358,451)
                                                               ----------------

          Total stockholders' equity                                 9,668,270
                                                               ----------------
                                                                $   24,721,726
                                                               ================


     See accompanying notes to condensed consolidated financial statements fonix corporation
                         [A Development Stage Company]

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                  [Unaudited]

                                                                                        October 1,
                                                                     Five months           1993
                                                                        ended         (inception) to
                                                                       May 31,            May 31,
                                                                         1996               1996
                                                                   ---------------    ---------------
Revenues                                                            $        -         $        -
                                                                   ---------------    ---------------

Expenses:
     General and administrative                                           704,924          4,191,182
     Research and development                                           1,555,135          7,668,122
                                                                   ----------------   ---------------
          Total expenses                                                2,260,059         11,859,304
                                                                   ---------------    ---------------
Loss from operations                                                   (2,260,059)       (11,859,304)
                                                                   ---------------    ---------------
Other income (Expenses):
     Interest income                                                      296,276            508,474
     Interest (expense)                                                  (172,144)          (545,044)
                                                                   ---------------    ---------------
          Total Other Income (Expenses)                                   124,132            (36,570)

Loss before income taxes and
     extraordinary item                                                (2,135,927)       (11,895,874)

Current tax expense                                                           -                  -

Deferred tax expense                                                          -                  -
                                                                   ---------------    ---------------
Loss before extraordinary item                                         (2,135,927)       (11,895,874)

Extraordinary income:
     Forgiveness of debt, net of taxes                                        -              537,422
                                                                   ---------------    ---------------
Net Loss                                                            $  (2,135,927)     $ (11,358,452)

Loss per common share:
     Loss before extraordinary items                                $       (0.06)     $       (0.61)
     Extraordinary item                                                       -                 0.03
                                                                   ---------------    ---------------
Loss per common share                                               $       (0.06)     $       (0.59)
                                                                   ===============    ===============

Weighted average shares                                                32,981,003         19,403,724
                                                                   ===============    ===============


   See accompanying notes to condensed consolidated financial statements fonix corporation
                         [A Development Stage Company]

               CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

              Increase (Decrease) in Cash and Cash Equivalents
                                  [Unaudited]

                                                                                        October 1,
                                                                     Five months           1993
                                                                       ended          (inception) to
                                                                      May 31,             May 31,
                                                                       1996                1996
                                                                  ---------------    ---------------
Cash flows from operating activities:
     Net loss                                                      $  (2,135,927)     $ (11,358,452)
     Adjustments to reconcile net loss
       to net cash used in operations:
          Common stock issued for services                                   -              422,750
          Write-off of assets received in acquisition                        -                1,281
          Depreciation and amortization                                   10,728             11,946
          Non cash forgiveness of debt income                                -             (537,422)
          Changes in assets and liabilities:
          (Increase)  decrease in interest receivable                    (20,586)           (46,810)
             Increase (decrease) in accounts payable                      13,845          2,175,168
             Increase  (decrease) in accrued expenses                    114,936            237,850
                                                                  ---------------    ---------------
          Net cash used in operating activities                       (2,017,004)        (9,093,689)

Cash flows from investing activities:
     Purchase of equipment                                              (146,070)          (194,813)
     Investment in intangible assets                                      (9,598)           (33,651)
     Investment in notes receivable                                   (2,710,000)        (2,746,894)
     Payment of notes receivable                                         800,000            800,000
                                                                  ---------------    ---------------
          Net cash used in investing activities                       (2,065,668)        (2,175,358)
                                                                  ---------------    ---------------
Cash flows from financing activities:
     Proceeds from notes payable                                       8,250,103         16,219,292
     Payment of notes payable                                                -           (1,779,806)
     Proceeds from debenture                                                 -              500,000
     Proceeds from issuance of
        common stock                                                  10,494,462         18,841,064
                                                                  ---------------    ---------------
          Net cash provided by financing activities                   18,744,565         33,780,550
                                                                  ---------------    ---------------

Net increase in cash and cash equivalents                             14,661,893         22,511,503

Cash and cash equivalents at beginning of period                       7,849,610                -
                                                                  ---------------    ---------------
Cash and cash equivalents at end of period                         $  22,511,503      $  22,511,503
                                                                  ===============    ===============

Supplemental disclosure of cash flow information:
     Cash paid during the year for:

          Interest paid                                            $     157,208      $     407,372

          Income taxes paid                                        $         -        $         -

Supplemental Schedule of Non-cash Investing and
  Financing Activities:

     For the five month period ending May 31, 1996:
          The Company issued 220,000 shares of common stock for finders fees valued at $597,520.

          The Company issued 200,000 shares of common stock for finders fees valued at $304,000.

     For the Year ending December 31, 1995:
          The Company was forgiven of related party notes payable of $286,493 and $135,368 with accrued interest of $65,715 and $19,298, respectively.
          The Company was also forgiven of various accounts payable in the amount of $30,548.

          The Company issued 231,630 shares of common stock to cancel $187,621 in accounts payable.

          The Company issued 3,700,000 warrants to purchase common stock to a related company controlled by the majority shareholders of the Company in exchange for cancellation of outstanding and past due management fees of $122,100.

          The Company issued 3,700,000 shares of common stock upon the conversion of warrants for cancellation of of outstanding and past due management fees of $1,295,000.

          The Company issued 285,000 shares of common stock for services rendered valued at $167,750.

See accompanying notes to condensed consolidated financial statements fonix corporation
                      [A Development Stage Company]

               Notes to Consolidated Financial Statements

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Basis of Presentation - The accompanying financial statements have been prepared by the Company without audit. In the opinion of management, all adjustments (which included only normal recurring adjustments) necessary to present fairly the financial position, results of operations and cash flows for all periods presented, have been made.

      Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted in the accompanying interim financial statements. It is suggested that these condensed consolidated financial statements be read in conjunction with the financial statements and notes thereto included in the Company's December 31, 1995 audited financial statements.
      The results of operations for the five months ended May 31, 1996 are not necessarily indicative of the operating results for the full year.

      Research and Development - All monies that go to the unaffiliated research and development entity are considered research and development costs and are charged to research and development expense as incurred. None of these costs are capitalized since the Company does not have a product that meets the capitalization requirements.

NOTE 2 - NOTES RECEIVABLE / PAYABLE

      At May 31, 1996 the Company had a note receivable in the amount of $710,000 which bears interest at 12% per annum and is due on demand. Accrued interest on the note receivable amounted to $3,550 at May 31, 1996.

      At May 31, 1996 the Company had a note receivable in the amount of $36,894 which bears interest at 18% per annum and is due March 31, 1996. As of May 31, 1996 the principal balance had not been paid, and the Company is taking measures to have the balance paid in full. Accrued interest on the note receivable amounted to $1,628 at May 31, 1996.

      At May 31, 1996 the Company had a note receivable in the amount of $1,200,000 which bears interest at 12% per annum and is due
      September 1, 1996 with options to be extended through December 1, 1996. At May 31, 1996 accrued interest on the note receivable amounted to $800.

      At May 31, 1996 the Company has a revolving note payable in the amount of $13,867,625 to a bank at an interest rate of 5.95%. This note payable is due August 12, 1996, and is secured by a certificate of deposit in the amount of $20,000,000.

NOTE 3 - CONVERTIBLE DEBENTURES

      In connection with a funding agreement entered into during October 1995, the Company issued a Series A Subordinated Convertible Debenture in consideration for funds received in the amount of $500,000 on October 23, 1995. The debenture is due October 23, 1996, has an annual interest rate of 5% and may be converted to Series A Preferred Stock or into common stock [See Note 4].

NOTE 4 - CAPITAL STOCK

      Preferred Stock - Pursuant to entering into a funding agreement, the Company has agreed to amend its certificate of incorporation to authorize the issuance of Series A Preferred Stock. As of May 31, 1996 the Company's board of directors and shareholders had not yet authorized the issuance of preferred stock or determined the dividend rate, liquidation preferences, participation rights, or redemption requirements of the Series A Preferred Stock into which the $500,000 debenture is convertible [See Note 3].

      Funding Agreement - In October 1995, the Company entered into a funding arrangement with a private investment entity. Under terms of the agreement, the private investment entity agreed to fund the Company with $6,050,000 ("Funding Commitment") over an 11 month period in exchange for the Company's issuance of a total of 11,562,500 shares of the Company's common stock, and a $500,000
      Series A Subordinated Convertible Debenture (the "Debenture") which is convertible into 166,167 shares of Series A Preferred Stock (described above) or into the same number of shares of common stock. The preferred stock, assuming it is authorized and issued, may be converted to common stock at the discretion of the investor on a one for one basis. The first $1,540,000 of the Funding Commitment was paid to the Company on October 23, 1995 as consideration for the issuance of the Debenture and the issuance of 2,166,667 shares of common stock [See Note 3]. The balance of the Funding Commitment, $4,510,000 is to be paid as consideration for the issuance by the Company of 9,395,833 shares of common stock. As of May 31, 1996 the private investment entity had paid a total of $3,550,000 in exchange for which the Company has issued 7,395,833 shares of common stock.
      The remaining balance of the Funding Commitment of $2,000,000 is payable by the private investment entity through September 1996 subject to the Company completing certain technology development milestones. The balance of the shares of common stock (4,166,667) due the investor, will be issued proportionately upon receipt of the remaining installment payments made by the investor.

      Common Stock Transactions - During the five months ended May 31, 1996, the Company issued a total of 7,894,575 shares of common stock for net cash proceeds of $12,108,087 at prices ranging from $.48 to $3.38 per share. Included in these issuances were 420,000 shares issued as a finders fee, valued at $901,520 and 4,052,083 shares issued as part of a funding arrangement [See Note 4, 2nd paragraph].

      Stock Options and Warrants - On April 30, 1996, the directors approved a directors' stock option plan, under which the aggregate number of shares available for issuance is 5,400,000 shares. The plan is administered by a committee consisting of two or more directors of the Company. The Plan provides that each director shall receive options to purchase 200,000 shares of common stock for services rendered as a director for each calendar year or portion of a calendar year not less than six months. The exercise price of such options is 100% of the closing market price of the stock on the date the options are granted. The option term is ten years from the date of grant. On April 30, 1996, 4,400,000 options were granted to the Company's current directors under the plan. Of that amount, options to acquire 2,000,000 shares were granted to directors for prior years' service, which options vested on the date of grant and are exercisable at any time after six months from the date of grant. The remaining options to purchase 2,400,000 shares granted on April 30, 1996 shall vest at the rate of 200,000 shares per calendar year or portion of a calendar year not less than 6 months during which the option holder serves as a director, starting with calendar 1996. The vesting date for such options shall be January 1 following the year during which the service was rendered commencing on January 1, 1997. The exercise price of the options granted on the plan adoption date is $4.0625 per share of common stock, which is equal to the closing market price of the Company's common stock on April 30, 1996.

      On April 30, 1996 the directors approved an employee stock option plan, under which the aggregate number of shares available for issuance is 900,000 shares. The plan is administered by a committee consisting of two or more disinterested directors of the Company. Employee plan options may be granted to officers, key employees and to other key individuals at the discretion of the plan committee. The term of the plan is 10 years. As of May 31, 1996, no options had been granted under the employee plan.

      On April 3, 1995 three unrelated individuals were offered and purchased 120,000 warrants for restricted common stock in connection with a stock purchase agreement. The warrants were purchased at $.0033 per share with an exercise price of $2.00 per share. The warrants are exercisable anytime prior to April 3, 1998.

      In April 1995, all of the disinterested directors of the Company approved the issuance of warrants to purchase 3,700,000 shares of common stock to an entity controlled by the majority shareholders of the Company with the right to convert accrued management fees due from the Company to that entity for the purchase of 3,700,000 warrants and the exercise price of the warrants. The warrants were offered in April 1995, purchased on July 31, 1995 for a purchase price of $.033 per warrant and were then exercised on August 11, 1995 at $.35 per share. The related entity controlled by the majority shareholders of the Company canceled invoices for $1,417,100 in management fees due from the Company as consideration for the warrants and the exercise price of the warrants. The exercise price was less than the market price of the Company's common stock because, among other reasons, the shares issued upon exercise of the warrants are restricted shares pursuant to Rule 144 and to assist the Company in relieving debt and preserving limited cash reserves by converting payables to restricted common stock.

      In November 1994, the Company granted the right to purchase warrants for the purchase of an aggregate of 155,000 shares of restricted common stock to certain individuals, including warrants for 30,000 shares to three directors. In October 1995, certain of these individuals were granted the right to purchase warrants to purchase an additional 185,000 shares of restricted common stock. In order to preserve the Company's limited cash , warrants were granted in lieu of cash for services rendered to the Company. The warrants can be purchased for $.033 per share of common stock and can be exercised at $.50 per share of common stock. On October 30, 1995, one of these individuals exercised 50,000 of these warrants for a price of $.50 per share. None of the other warrants have been purchased. The warrants, as well as the right to purchase the warrants, expire April 24, 1998 and October 23, 1998.

      In October 1994, the Company granted 150,000 warrants to purchase restricted common stock. Due to the limited cash funds of the Company, these warrants were granted in lieu of cash for previous and future services. The 150,000 outstanding warrants have an exercise price of $2.00 per share and expire in December 1997.

      As part of a September 30, 1994 restated stock purchase agreement, the Company granted a shareholder the right to purchase 500,000 warrants for the purchase of common stock under Regulation S, each warrant entitling the holder thereof to purchase one share of common stock. The total purchase price for the 500,000 warrants is $50,000, $.10 per warrant. In December 1995 the 500,000 warrants were purchased for $50,000. At the time of the purchase of such warrants, the rights were assigned to two foreign entities which purchased the 500,000 shares of common stock underlying the warrants, 166,667 and 333,333, respectively. $500,000 was received as consideration for the exercise of all 500,000 warrants at an exercise price of $1.00 per share of common stock.

NOTE 5 - RELATED PARTY TRANSACTIONS

      The Company recorded the following expenses for services rendered and recorded the following balances which were payable to a company owned by the majority shareholders for the five months ended, May 31, 1996:

                                            Five months ended
      Expenses:                                May 31, 1996
                                            ------------------
            Management fees expense             $   232,000
                  Rent expense                       12,476

            Payables:
                  Accounts payable              $   379,476

      The Company has rented office space from a company owned by the majority shareholders under a month-to-month lease for $2,000 per month. In May 1996 the month-to-month base lease increased to Approximately $4,500 per month.

      In October 1995, a note payable to an officer and shareholder of the Company in the amount of $286,493 and accrued interest thereon of $65,715, were forgiven and were accounted for as extraordinary income from forgiveness of debt to the Company.

      In October 1995, a note payable to a Company owned by the majority shareholders in the amount of $135,368 and accrued interest thereon of $19,298, were forgiven by the related company, and were accounted for as extraordinary income from forgiveness of debt to the Company.

NOTE 6 - RESEARCH AND DEVELOPMENT

      On or about October 16, 1993, the Company entered into an agreement with a research and development entity ("R&D Entity"), whereby the R&D Entity is developing certain technology related to the Company's voice-activated computer hardware and software (the "VoiceBox Technology"). The president of the Company is one of seven members of the board of directors of the R&D Entity, and the executive officers and directors of the Company collectively own less than five percent of the common stock of the R&D Entity. Under the terms of the agreement, the Company owns the intellectual property rights, all technology and technology rights that are developed by the entity with respect to the VoiceBox Technology. The Company agreed to provide all funding necessary for the R&D Entity to develop a commercially viable product. There is no minimum requirement or limit with respect to the amount of the funding to be provided by the Company. However, under the terms of the agreement the Company is obligated to use its best efforts in raising the necessary funding for the development, manufacturing and marketing of the VoiceBox Technology. The Company has not yet completed the research and development of its product, and consequently, has not recorded any revenues from sales. Under the terms of the agreement, the Company paid $1,555,135 to the R&D Entity for research and development for the five months ended May 31, 1996. If and when the Company completes the development of the VoiceBox Technology and develops a commercially viable product based thereon, and assuming sales of such a product commence, the Company will be obligated to pay the unaffiliated R&D Entity a royalty fee amounting to ten percent (10%) of the sales price of each commercial unit sold.

NOTE 7 - CONTINGENCIES

      The Company is involved in various litigation as part of its normal business operations. In management's opinion, the ultimate resolution of such litigation, individually and collectively, will not have a material adverse effect on the Company's financial position.

      A former attorney of the Company caused the transfer agent to issue a certificate for 138,389 shares of common stock. The Company never properly authorized the issuance of this certificate or the shares represented by the certificate, nor received consideration for the shares. The Company is attempting to resolve this problem with its former attorney. These shares are not included as issued and outstanding shares in the accompanying financial statements.

NOTE 8 - INCOME TAXES

      The Company's income taxes are recorded in accordance with Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes [FASB 109]. FASB 109 requires the Company to provide a net deferred tax asset or liability equal to the expected future tax benefit or expense of temporary reporting differences between book and tax accounting and any available operating loss or tax credit carryforwards. At May 31, 1996 the total of all deferred tax assets is approximately $3,967,000 and the total of the deferred tax liabilities is approximately $1,000. The amount of and ultimate realization of the benefits from the deferred tax assets for income tax purposes is dependent, in part, upon the tax laws in effect, the Company's future earnings, and other future events, the effects of which cannot be determined. Because of the uncertainty surrounding the realization of the loss carryforwards the Company has established a valuation allowance of approximately $3,967,000 for the five months ended May 31, 1996. The net change in the valuation allowance is $725,989 for the five months ended May 31, 1996.

      The Company has available at May 31, 1996, unused operating loss carryforwards of approximately $10,900,000, which may be applied against future taxable income and which expire in various years beginning in 2000 through 2010.

NOTE 9 - GOING CONCERN

      The accompanying consolidated financial statements of fonix corporation have been prepared on a going-concern basis, which contemplates profitable operations and the satisfaction of liabilities in the normal course of business. There are uncertainties that raise substantial doubt about the ability of the Company to continue as a going concern. As shown in the consolidated statements of operations, the Company has not yet achieved operations and continues to report operating losses including a loss of $2,135,927 for the five month period ended May 31, 1996. As of May 31, 1996, the Company has working capital of $9,451,753 which may not be adequate to finish the development of the technology. These items raise substantial doubt about the ability of the Company to continue as a going concern.

      Although there has been substantial progress in the development of the Company's voice-activated computer hardware and software, the Company does not have a viable product, has not had any sales, and there can be no assurance that the Company will develop a viable product or have any sales. Management plans to continue financing the development of the Company's technology through additional loans and/or sales of the Company's equity securities.

      The Company's continuation as a going concern is dependent upon its ability to satisfactorily meet its debt obligations, meet its product development goals, secure adequate new financing and generate sufficient cash flows from operations. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

NOTE 10 - SUBSEQUENT EVENTS

      Issuance of Stock - Subsequent to May 31, 1996, the Company issued an additional 100,000 shares of common stock to offshore investors for net cash proceeds of $236,000.